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May 2, 2001

Zandra Y. Bailes, Esquire
Office of Insurance Products
Division of Investment Management
U.S. Securities & Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:  T. Rowe Price International Series, Inc.
     consisting of a separate portfolio:
       T. Rowe Price International Stock Portfolio
     File Nos.: 033-52171/811-07145

Dear Ms. Bailes:

This letter accompanies our filing of the above-referenced Fund's Statement of Additional Information under Rule 497(j) of the Securities Act of 1933. The filing reflects various non-material changes made to the Fund's Statement of Additional Information that was filed under Rule 485(b) on April 30, 2001. An updated Statement of Additional Information is attached, and all changes have been redlined. There were no changes to the Fund's prospectus.

The Prospectus and Statement of Additional Information went effective automatically on May 1, 2001. These documents will be used for the offer and sale of Fund shares.

If you have any questions, please call me at (410) 345-6601.

Sincerely,
/s/Forrest R. Foss
Forrest R. Foss